Supplement dated March 15, 2023
to the Statement of Additional Information (SAI), dated March 1, 2023, for the following fund:
Fund
Columbia Funds Series Trust I
Multi-Manager (MM) International Equity Strategies Fund
Effective immediately, the information in the “Subadvisers and Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates” table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements” of the SAI with respect to MM International Equity Strategies Fund is hereby superseded and replaced with the following:
Fund	Current Subadvisers	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
For Funds with fiscal period ending August 31
MM International Equity Strategies Fund	Arrowstreet (since commencement of operations) Baillie Gifford (since commencement of operations) Causeway (since commencement of operations)	N O P	0.393% (e)
(e)	Effective on March 1, 2023, the subadvisory services fee rate for Causeway changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning March 1, 2023.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_039_(03/23)